FIRST AMENDMENT
This FIRST AMENDMENT (this “Amendment”) dated as of June 19, 2015 is among Forward Air Corporation, a Tennessee corporation (the “Parent Borrower”), Forward Air, Inc., a Tennessee corporation (the “Subsidiary Borrower”; and together with the Parent Borrower, the “Borrowers”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of February 4, 2015 among the Parent Borrower, the Subsidiary Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent, the Lenders have agreed to make credit extensions available to the Borrowers; and
WHEREAS, the Borrowers and the Required Lenders have agreed to certain modifications to the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendment. In Section 1.01 of the Credit Agreement, clause (b) of the definition of Change of Control is hereby amended and restated in its entirety to read as follows:
(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
3.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of this Amendment executed by the Borrowers, the Guarantors and the Required Lenders.
4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including,2 without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment and shall be deemed to refer to each such Loan Document as amended hereby.
5.    Representations and Warranties; No Default. Each Borrower represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any report, certificate or similar document executed and delivered by the Borrowers or any Loan Party and furnished at any time under or in connection therewith, or furnished pursuant to Article II, Article V or Sections 7.01, 7.02 or 7.03 of the Credit Agreement, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (b) no Default exists as of the date hereof.
6.    Reaffirmation of Obligations. Each Loan Party affirms all of its obligations under the Loan Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
7.     No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
8.     Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
9.    Governing Law. This Amendment shall be deemed to be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	FORWARD AIR CORPORATION, a Tennessee corporation

By: /s/ Rodney L. Bell
Name:    Rodney L. Bell
Title:    Chief Financial Officer

FORWARD AIR, INC., a Tennessee corporation

By: /s/ Rodney L. Bell
Name:    Rodney L. Bell
Title:    Chief Financial Officer

GUARANTORS:        FAF, INC., a Tennessee corporation
FORWARD AIR SOLUTIONS, INC., a Tennessee corporation
FORWARD AIR TECHNOLOGY AND LOGISTICS     SERVICES, INC., a Tennessee corporation
TQI HOLDINGS, INC., a Delaware corporation
TOTAL QUALITY, INC., a Michigan corporation
TQI INC., a Michigan corporation
CENTRAL STATES TRUCKING CO., a Delaware corporation
CENTRAL STATES LOGISTICS, INC., an Illinois corporation
FACSBI, LLC, a Delaware limited liability company
TOWNE HOLDINGS, LLC, a Delaware limited liability company
TAF, LLC, an Indiana limited liability company
TOWNE AIR FREIGHT, LLC, an Indiana limited liability company

By: /s/ Rodney L. Bell
Name:    Rodney L. Bell
Title:    Chief Financial Officer

FORWARD AIR ROYALTY, LLC, a Delaware limited liability company

By: /s/ Matthew J. Jewell
Name:    Matthew J. Jewell
Title:    President
[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Maria A. McClain
Name:    Maria A. McClain
Title:    Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ John M. Hall
Name:    John M. Hall
Title:    Senior Vice President

FIRST TENNESSEE BANK, N.A.

By: /s/ Thomas A. Heckman
Thomas A. Heckman
Senior Vice President